                                                                  EXECUTION COPY

                        RECONSTITUTED SERVICING AGREEMENT


         THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of November, 2005, by and between LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation (the "Seller"), and AMERICAN HOME MORTGAGE CORP., a New York corporation (the "Servicer"), having an office at 538 Broadhollow Road, Melville, New York 11747, and acknowledged by AURORA LOAN SERVICES LLC, a Delaware limited liability company ("Aurora"), and U.S. Bank National Association, a national banking association (the "Trustee"), recites and provides as follows:

                                    RECITALS

         WHEREAS, Lehman Brothers Bank, FSB (the "Bank") acquired certain mortgage loans (the "Mortgage Loans") from the Servicer pursuant to the Flow Mortgage Loan Purchase and Warranties Agreement, dated as of November 17, 2004, by and between the Bank and the Servicer (the "Purchase Agreement").

         WHEREAS, the Mortgage Loans are currently being serviced by the Servicer for the Bank pursuant to a Flow Interim Servicing Agreement for conventional fixed and adjustable rate residential mortgage loans, dated as of November 17, 2004, by and between the Bank and the Servicer (the "Interim Servicing Agreement"), which is annexed hereto as Exhibit B.

         WHEREAS, pursuant to an Assignment and Assumption Agreement, dated as of November 1, 2005 (the "Assignment and Assumption Agreement") and annexed hereto as Exhibit C, the Bank has assigned all of its rights, title and interest in the Mortgage Loans as well as all of its rights and obligations as purchaser under the Purchase Agreement and the Interim Servicing Agreement to the Seller, and the Seller has accepted such assignment.

         WHEREAS, the Seller has conveyed certain Mortgage Loans identified on Exhibit D hereto (the "Serviced Mortgage Loans") to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO") pursuant to a Mortgage Loan Sale and Assignment Agreement dated as of November 1, 2005 (the "Mortgage Loan Sale and Assignment Agreement"), which in turn has conveyed the Serviced Mortgage Loans to the Trustee, pursuant to a trust agreement, dated as of November 1, 2005 (the "Trust Agreement"), among the Trustee, Aurora, as master servicer (together with any successor master servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer"), Wells Fargo Bank, National Association, as securities administrator (the "Securities Administrator"), and SASCO.

         WHEREAS, the Seller desires that the Servicer continue to service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the conditions set forth herein.

         WHEREAS, the Seller and the Servicer agree that the provisions of the Interim Servicing Agreement shall continue to apply to the Serviced Mortgage Loans, but only to the extent provided herein and that this Agreement shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement and until January 2, 2006 (the "Servicing Transfer Date").

         WHEREAS, the Seller and Servicer agree that on the Servicing Transfer Date the Servicer shall no longer service the Mortgage Loans and shall transfer servicing of the Mortgage Loans to the successor servicer designated by the Seller herein.

         WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right under the conditions specified herein to terminate for cause the rights and obligations of the Servicer under this Agreement.

         WHEREAS, the Seller and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

                                    AGREEMENT

         1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the Interim Servicing Agreement incorporated by reference herein (regardless of whether such terms are defined in the Interim Servicing Agreement or the Purchase Agreement), shall have the meanings ascribed to such terms in the Trust Agreement.

         2. Custodianship. The parties hereto acknowledge that Deutsche Bank National Trust Company (the "Custodian") will act as custodian of the Serviced Mortgage Files for the Trustee pursuant to a Custodial Agreement, dated November 1, 2005, between the Custodian and the Trustee.

         3. Servicing Transfer Date. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Interim Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Interim Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full. The parties hereto acknowledge and agree that the Servicing Transfer Date with respect to the Mortgage Loans is January 2, 2006 (or such later date as may be agreed upon by the parties hereto). On such date, the Servicer shall transfer all servicing of the Mortgage Loans in accordance with the Interim Servicing Agreement and the Purchase Agreement to the successor servicer designated by the Seller. The Seller hereby designates Aurora to act as the servicer of the Mortgage Loans on and after the Servicing Transfer Date and to service such Mortgage Loans pursuant to an existing servicing agreement between the Seller and Aurora.

         4. Trust Cut-off Date. The parties hereto acknowledge that by operation of Subsection 2.05 and Subsection 3.01 of the Interim Servicing Agreement, the remittance on December 19, 2005 to the Trust Fund is to include principal due after November 1, 2005 (the "Trust Cut-off Date") plus interest, at the Mortgage Loan Remittance Rate collected during the related Due Period exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in clause (b) of Subsection 3.01 of the Interim Servicing Agreement.

         5. Servicing Fee. The obligation of the Trust Fund to pay Servicing Fee set forth the Interim Servicing Agreement is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 2.05 of the Interim Servicing Agreement) of the Monthly Payment collected by the Servicer or as otherwise provided under Section 2.05.

         6. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the SARM 2005-22 Trust Fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as the Bank under the Interim Servicing Agreement to enforce the obligations of the Servicer under the Interim Servicing Agreement and the term "Purchaser" as used in the Interim Servicing Agreement in connection with any rights of the Purchaser shall refer to the Trust Fund or, as the context requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of the Bank under the Interim Servicing Agreement and in connection with the performance of the Master Servicer's duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

         7. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Serviced Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.

         8. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

         All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

                  Aurora Loan Services LLC
                  327 Inverness Drive South
                  Englewood, Colorado  80112
                  Mail Stop Code 3195
                  Attention:  E. Todd Whittemore, Master Servicing, SARM 2005-22
                  Telephone:  (303) 632-3422
                  Telecopier:  (303) 632-3123

         All remittances required to be made by the Servicer with respect to the Mortgage Loans shall be made to the Master Servicer at the following wire account:

                  JPMorgan Chase Bank
                  New York, New York
                  ABA#:  021-000-021
                  Account Name:   Aurora Loan Services LLC, Master Servicing
                                  Payment Clearing Account
                  Account No.:  066-611059
                  Beneficiary:  Aurora Loan Services LLC
                  For further credit to:  SARM 2005-22

         All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

                  U.S. Bank National Association
                  1 Federal Street
                  Boston, M.A. 02110
                  Attention: Corporate Trust Services
                  Telephone: (617) 603-6406
                  Telecopier: (617) 603-6337

         All notices required to be delivered to the Seller hereunder shall be delivered to the Seller at the following address:

                  Lehman Brothers Holdings Inc.
                  745 Seventh Avenue, 6th Floor
                  New York, New York  10019
                  Attention:  Contract Finance - Leslee Gelber
                  Telephone:  (212) 526-5861
                  E-mail:  lgelber@lehman.com

                  With a copy to:
                  Dechert LLP
                  2929 Arch Street
                  Philadelphia, Pennsylvania 19104
                  Attention:  Steven J. Molitor, Esq.

         All notices required to be delivered to the Servicer hereunder shall be delivered to the address of its office as set forth in the first paragraph of this Agreement.

         9. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS
LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         10. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]

         Executed as of the day and year first above written.

                                  LEHMAN BROTHERS HOLDINGS INC.,
                                       as Seller


                                  By:
                                       -------------------------------------
                                       Name:  Ellen Kiernan
                                       Title: Authorized Signatory


                                  AMERICAN HOME MORTGAGE CORP.
                                       as Servicer



                                  By:
                                       -------------------------------------
                                       Name:
                                       Title:


ACKNOWLEDGED BY:

AURORA LOAN SERVICES LLC,
     as Master Servicer


By:
     -------------------------------------
     Name:  E. Todd Whittemore
     Title: Executive Vice President



U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
     -------------------------------------
     Name:  Diana J. Kenneally
     Title: Assistant Vice President

                                    EXHIBIT A

                Modifications to the Interim Servicing Agreement


1. The definition of "Eligible Investments" in Article I is hereby amended and restated in its entirety to read as follows:

                  "Eligible Investments": Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

                        (i) direct obligations of, and obligations fully
                  guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

                        (ii) federal funds, or demand and time deposits in,
                  certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

                        (iii) repurchase agreements collateralized by Direct
                  Obligations or securities guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

                        (iv) securities bearing interest or sold at a discount
                  issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the aggregate principal balance of the Mortgage Loans; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from any Rating Agency;

                        (v) commercial paper (including both
                  non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

                        (vi) a Qualified GIC;

                        (vii) certificates or receipts representing direct
                  ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

                        (viii) any other demand, money market, common trust fund
                  or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating by each Rating Agency of any of the Certificates. Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee, the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time; provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

2. A definition of "Ginnie Mae" is hereby added to Article I to immediately follow the definition of "Fannie Mae Guides," to read as follows:

                  "Ginnie Mae": The Government National Mortgage Association, or any successor thereto.

3. A new definition of "Mortgage Loan" is hereby added to Article I to immediately follow the definition of "Mortgage Impairment Insurance Policy," to read as follows:

                  "Mortgage Loan": An individual servicing retained Mortgage Loan which has been purchased from the Seller by Lehman Brothers Bank, FSB and is subject to this Agreement being identified on the Mortgage Loan Schedule to this Agreement, which Mortgage Loan includes without limitation the Mortgage Loan documents, the monthly reports, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

4. A new definition of "Mortgage Loan Schedule" is hereby added to Article I to immediately follow the definition of "Mortgage Loan Remittance Rate," to read as follows:

                  "Mortgage Loan Schedule": The schedule of Mortgage Loans attached as Exhibit D to this Agreement setting forth certain information with respect to the Mortgage Loans purchased from the Seller by Lehman Brothers Bank, FSB pursuant to the Purchase Agreement.

5. The definition of "Qualified Depository" is hereby amended and restated in its entirety to read as follows:

                  "Qualified Depository": Any of (i) a federal or state-chartered depository institution the accounts of which are insured by the FDIC and whose commercial paper, short-term debt obligations or other short-term deposits are rated at least "A-1+" by Standard & Poor's if the deposits are to be held in the account for less than 30 days, or whose long-term unsecured debt obligations are rated at least "AA-" by Standard & Poor's if the deposits are to be held in the account for more than 30 days, or (ii) the corporate trust department of a federal or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity, or
                  (iii) Lehman Brothers Bank, FSB, a federal savings bank.

6. A new definition of "Qualified GIC" is hereby added to Article I to immediately follow the definition of "Qualified Depository", to read as follows:

                  "Qualified GIC": A guaranteed investment contract or surety bond providing for the investment of funds in the Custodial Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

                           (a) be an obligation of an insurance company or other
                  corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

                           (b) provide that the Seller may exercise all of the
                  rights under such contract or surety bond without the necessity of taking any action by any other Person;

                           (c) provide that if at any time the then current
                  credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Seller, the Seller shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Trustee;

                           (d) provide that the Seller's interest therein shall
                  be transferable to any successor servicer or the Master Servicer hereunder; and

                           (e) provide that the funds reinvested thereunder and
                  accrued interest thereon be returnable to the Custodial Account, as the case may be, not later than the Business Day prior to any Determination Date.

7. A new definition of "Rating Agency" is hereby added to Article I to immediately follow the definition of "Qualified Insurer", to read as follows:

                  "Rating Agency": Moody's Investors Service, Inc., Fitch, Inc. or Standard & Poor's, a division of the McGraw-Hill Companies, Inc., or any successor of the foregoing.

8. The definition of "Remittance Date" is hereby amended and restated in its entirety to read as follows:

                  "Remittance Date": The 18th day of each calendar month (or if such 18th day is not a Business Day, the first Business Day immediately preceding).

9. The definition of "Servicing Fee" in Article I is amended in its entirety to read:

                  "Servicing Fee":  0.250% per annum.

10.      Section 2.01 (Seller to Act as Servicer) is hereby amended as follows:

                  (i) by deleting the first sentence of the second paragraph of such section and replacing it with the following:

                  Consistent with the terms of this Agreement, the Seller may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Seller's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Seller, imminent, the Seller shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan.

                  (ii) by adding the following to the end of the second paragraph of such section:

                  Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Seller shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in the Interim Servicing Agreement, the Seller shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

11. Section 2.03 (Collection of Mortgage Loan Payments) is hereby amended by replacing the words "Continuously from the date hereof until the Transfer Date" in the first and second lines thereof with "Continuously from the Closing Date until the date the Mortgage Loan ceases to be subject to this Agreement".

12. Section 2.04 (Establishment of and Deposits to Custodial Account) is hereby amended by:

                  (i) replacing the words "Lehman Brothers Bank, FSB, Residential Fixed and Adjustable Rate Mortgage Loans, Group No. 2004-FLOW" with the words "the SARM 2005-22 Trust Fund".

13. Section 2.05 (Permitted Withdrawals From Custodial Account) is hereby amended by deleting the word "and" at the end of clause (v), by replacing the period at the end of clause (vi) with a semicolon and by adding the following new clauses (vii) and (viii):

                  (vii) to invest funds in the Custodial Account in Eligible Investments in accordance with Section 2.10; and

                  (viii) to transfer funds to another Qualified Depository in accordance with Section 2.10 hereof.

14. Section 2.06 (Establishment of and Deposits to Escrow Account) is hereby amended by replacing the words "Lehman Brothers Bank, FSB, Residential Fixed and Adjustable Rate Mortgage Loans, Group No. 2004-FLOW, and various Mortgagors" with "the SARM 2005-22 Trust Fund."

15. Section 2.17 (Title, Management and Disposition of REO Property) is hereby amended by:

                  (i) adding the following paragraph as the third paragraph of such Section:

                           Notwithstanding anything to the contrary contained in
                  this Section 2.17, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Seller has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Trustee or the Master Servicer otherwise requests, an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector shall be arranged by the Seller. Upon completion of the inspection, the Seller shall provide the Trustee and the Master Servicer with a written report of such environmental inspection. In the event that the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Seller shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure. In the event that the environmental inspection report is inconclusive as to the whether or not the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Seller shall not, without the prior approval of the Master Servicer, proceed with foreclosure or acceptance of a deed in lieu of foreclosure. In such instance, the Master Servicer shall be deemed to have approved such foreclosure or acceptance of a deed in lieu of foreclosure unless the Master Servicer notifies the Seller in writing, within two (2) Business Days after its receipt of written notice of the proposed foreclosure or deed in lieu of foreclosure from the Seller, that it disapproves of the related foreclosure or acceptance of a deed in lieu of foreclosure. The Seller shall be reimbursed for all Servicing Advances made pursuant to this paragraph with respect to the related Mortgaged Property from the Custodial Account.

                  (ii) replacing the existing third paragraph of such section (before the amendment made by (i) above) by the following paragraph:

                           The Seller shall use its Best Efforts to dispose of
                  the REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, unless (a) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (b) the Seller determines, and gives an appropriate notice to the Master Servicer to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property,
                  (i) the Seller shall report monthly to the Master Servicer as to the progress being made in selling such REO Property and
                  (ii) if, with the written consent of the Trustee, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Seller as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Seller and Trustee shall be entered into with respect to such purchase money mortgage. Notwithstanding anything herein to the contrary, the Seller shall not be required to provide financing for the sale of any REO Property.

                  (iii) adding the following two (2) paragraphs to the end of such section:

                           Prior to acceptance by the Seller of an offer to sell
                  any REO Property, the Seller shall notify the Master Servicer of such offer in writing which notification shall set forth all material terms of said offer (each a "Notice of Sale"). The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master Servicer notifies the Seller in writing, within five (5) days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Seller shall not proceed with such sale.


                           Notwithstanding any other provisions of this
                  Agreement, no REO Property acquired by the trust fund provided for in the Trust Agreement shall be rented (or allowed to continue to be rented) or otherwise used, held or disposed of by or on behalf of such trust fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Internal Revenue Code of 1986, as amended (the "Code"), or (ii) subject any REMIC provided for in the Trust Agreement to the imposition of any federal income taxes on income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G of the Code, unless the Seller has agreed to indemnify and hold harmless the trust fund provided for in the Trust Agreement with respect to the imposition of any such taxes.

16. Section 3.01 (Remittances) is hereby amended by replacing the word "second" in the first line of the second paragraph with "first".

17.      Section 3.02 (Statements to Purchaser) is hereby amended as follows:

                  (i) by replacing the first paragraph of such Section 3.02 in its entirety with the following paragraph:

                           Not later than the tenth calendar day of each month
                  (or if such calendar day is not a Business Day, the immediately preceding Business Day), the Servicer shall furnish to the Master Servicer (i) a monthly remittance advice in the form of Exhibit D-1 hereto and a monthly defaulted loan report in the form of Exhibit D-2 hereto relating to the period ending on the last day of the preceding calendar month and (ii) all such information required pursuant to clause (i) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer.

                  (ii) by replacing the last paragraph of such Section 3.02 in its entirety with the following paragraph:

                           Beginning with calendar year 2006, the Seller shall
                  prepare and file any and all tax returns, information statements or other filings for the portion of the tax year 2005 and the portion of subsequent tax years for which the Seller has serviced some or all of the Mortgage Loans hereunder as such returns, information statements or other filings are required to be delivered to any governmental taxing authority or to the Master Servicer pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Seller shall provide the Master Servicer with such information concerning the Mortgage Loans as is necessary for the Master Servicer to prepare the Trust Fund's federal income tax return as the Master Servicer may reasonably request from time to time.

18. Section 4.04 (Annual Statement as to Compliance) is hereby amended by replacing "February 28, 2005" with "February 28, 2006."

19. Section 4.05 (Annual Independent Public Accountants' Servicing Report) is hereby amended by replacing "February 28, 2005" with "February 28, 2006."

20. A new Section 4.07 (SEC Certificate) is hereby added to this Agreement to read as follows:

                           Section 4.07 SEC Certificate. At any time upon thirty
                  (30) days written request, and no later than February 28, 2006, an officer of the Seller shall execute and deliver an Officer's Certificate substantially in the form of Exhibit F attached hereto, signed by the senior officer in charge of servicing of the Seller or any officer to whom that officer reports, to the Master Servicer and Depositor for the benefit of such the Master Servicer and their respective officers, directors and affiliates. Notwithstanding the foregoing, in the event that as to any year a report on Form 10-K is not required to be filed with the Securities and Exchange Commission with respect to the related securitization transaction for the prior calendar year, then (i) the Depositor shall notify the Seller of that fact, and (ii) the Seller shall not be required to provide the Officer's Certificate described in this subsection.

                           The Servicer shall indemnify and hold harmless the
                  Master Servicer and its officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under this section or the negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, then the Servicer agrees that it shall contribute to the amount paid or payable by the Master Servicer as a result of the losses, claims, damages or liabilities of the Master Servicer in such proportion as is appropriate to reflect the relative fault of the Master Servicer on the one hand and the Servicer on the other in connection with a breach of the Servicer's obligations under this section or the Servicer's negligence, bad faith or willful misconduct in connection therewith.

21. The parties hereto acknowledge that Section 5.01 (Provision of Information) and Section 5.02 (Financial Statements; Servicing Facilities) are inapplicable to this Agreement.

22. Section 6.01 (Termination Upon Transfer of Servicing. Termination Procedures) is hereby amended by replacing all references to "Purchaser" with "Lehman Brothers Holdings Inc."

23. Sections 8(a) (Indemnification) and 8.02 (Limitation on Liability of Seller and Others) are replaced by the following:

                           The Seller shall indemnify the Trust Fund, the
                  Depositor, the Trustee and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Seller to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement. The Seller immediately shall notify Lehman Brothers Holdings Inc., the Depositor, the Master Servicer and the Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any of such parties in respect of such claim. The Seller shall follow any written instructions received from the Trustee in connection with such claim. The Trustee, from the assets of the Trust Fund, promptly shall reimburse the Seller for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way relates to the failure of the Seller to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement.

                           The Trust Fund shall indemnify the Seller and hold it
                  harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Seller may sustain in any way related to the failure of the Trustee or the Master Servicer to perform its duties in compliance with the terms of this Agreement.

                           Neither the Seller nor any of the directors,
                  officers, employees or agents of the Seller shall be under any liability to Lehman Brothers Holdings Inc., the Trust Fund, the Depositor, the Trustee or the Master Servicer for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement and at the written instruction of Lehman Brothers Holdings Inc. or the Master Servicer, or for errors in judgment, provided, however, that this provisions shall not protect the Seller or any such person against any breach of warranties or representations made herein, or failure to perform its obligation in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement.

                           In the event a dispute arises between an indemnified
                  party and the Seller with respect to any of the rights and obligations of the parties pursuant to this Agreement and such dispute is adjudicated in a court of law, by an arbitration panel or any other judicial process, then the losing party shall indemnify and reimburse the winning party for all attorney's fees and other costs and expenses related to the adjudication of said dispute.

24. The first paragraph of Section 8.03 (Limitation on Resignation and Assignment by Seller) is hereby amended and restated in its entirety to read as follows:

                           The Seller shall neither assign this Agreement or the
                  servicing hereunder or delegate its rights or duties hereunder or any portion hereof (to other than a third party in the case of outsourcing routine tasks such as taxes, insurance and property inspection, in which case the Seller shall be fully liable for such tasks as if the Seller performed them itself) or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Trustee and the Master Servicer, which consent shall be granted or withheld in the reasonable discretion of such parties; provided, however, that the Seller may assign its rights and obligations hereunder without prior written consent of the Trustee and the Master Servicer to any entity that is directly owned or controlled by the Seller, and the Seller guarantees the performance of such entity hereunder. In the event of such assignment by the Seller, the Seller shall provide the Trustee and the Master Servicer with a written statement guaranteeing the successor entity's performance of the Seller's obligations under the Agreement.

25. Section 11.01 (Events of Default) is hereby amended by adding the following new subsection:

                  (g) Servicer at any time is not either an FNMA- or FHLMC-approved Servicer, and the Master Servicer has not terminated the rights and obligations of such Servicer under this Agreement and replaced such Servicer with an FNMA- or FHLMC-approved servicer within 30 days of the absence of such approval.
                                      A-9

26. A new Section 12.11 (Intended Third Party Beneficiaries) is hereby added to read as follows:

                           Section 12.11 Intended Third Party Beneficiaries.
                  Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Seller shall have the same obligations to the Master Servicer and the Trustee as if they were parties to this Agreement, and the Master Servicer and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Seller shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

27. A new Section 12.12 (Acknowledgement) is hereby added to read as follows:

                           Section 12.12 Acknowledgement. The Seller hereby
                  acknowledges that the rights of Lehman Brothers Bank, FSB under the Servicing Agreement, as amended by this Agreement, will be assigned to SASCO under the Mortgage Loan Sale and Assignment Agreement, and subsequently to the Trust Fund under the Trust Agreement and agrees that the Mortgage Loan Sale and Assignment Agreement and the Trust Agreement will constitute an assignment and assumption of the rights of Lehman Brothers Bank, FSB under the Servicing Agreement to SASCO and the Trust Fund, as applicable. In addition, the Trust Fund will make a REMIC election. The Seller hereby consents to such assignment and assumption and acknowledges the Trust Fund's REMIC election.

                                    EXHIBIT B

                           Interim Servicing Agreement

                               (See Exhibit 99.6)

                                    EXHIBIT C

                       Assignment and Assumption Agreement


                             [INTENTIONALLY OMITTED]

                                    EXHIBIT D

                             Mortgage Loan Schedule

On File at the offices of:

Dechert LLP
Cira Centre
2929 Arch Street
Philadelphia, PA 19104
Attention:  Steven Molitor
T-215-994-2777

F-215-994-2222

                                   EXHIBIT E-1

                        FORM OF MONTHLY REMITTANCE ADVICE

FIELD NAME                          DESCRIPTION                                                     FORMAT
----------                          -----------                                                     ------

INVNUM                     INVESTOR LOAN NUMBER                                                  Number no decimals
SERVNUM                    SERVICER LOAN NUMBER, REQUIRED                                        Number no decimals
BEGSCHEDBAL                BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                           Number two decimals
                           BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL,
                           REQUIRED
SCHEDPRIN                  SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED                    Number two decimals
                           ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
                           REQUIRED, .00 IF NO COLLECTIONS
CURT1                      CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                           Number two decimals
CURT1DATE                  CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
CURT1ADJ                   CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE                       Number two decimals
CURT2                      CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                           Number two decimals
CURT2DATE                  CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
CURT2ADJ                   CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE                       Number two decimals
LIQPRIN                    PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE                  Number two decimals
OTHPRIN                    OTHER PRINCIPAL, .00 IF NOT APPLICABLE                                Number two decimals
PRINREMIT                  TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE              Number two decimals
INTREMIT                   NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                          Number two decimals
                           .00 IF NOT APPLICABLE
TOTREMIT                   TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                        Number two decimals
ENDSCHEDBAL                ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED                      Number two decimals
                           ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
                           .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL                  ENDING TRIAL BALANCE                                                  Number two decimals
                           .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE                 ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT                     DD-MMM-YY
ACTCODE                    60 IF PAIDOFF, BLANK IF NOT APPLICABLE                                Number no decimals
ACTDATE                    ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
INTRATE                    INTEREST RATE, REQUIRED                                               Number seven decimals
                                                                                                 Example .0700000 for 7.00%
                                                                                                 Example .0025000 for .25%
SFRATE                     SERVICE FEE RATE, REQUIRED                                            Number seven decimals
PTRATE                     PASS THRU RATE, REQUIRED                                              Number seven decimals
                                                                                                 Example .0675000 for 6.75%
PIPMT                      P&I CONSTANT, REQUIRED                                                Number two decimals
                          .00 IF PAIDOFF


                                     E-1-1

                                   EXHIBIT E-2

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

FIELD NAME                                                    DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
Data Field                Format                                                                        Data Description
-----------------------------------------------------------------------------------------------------------------------------------
% of MI coverage          NUMBER(6,5)                                                                   The percent of coverage
                                                                                                        provided by the PMI
                                                                                                        company in the event of
                                                                                                        loss on a defaulted loan.
-----------------------------------------------------------------------------------------------------------------------------------
Actual MI claim filed     DATE(MM/DD/YYYY)                                                              Actual date that the
date                                                                                                    claim was submitted to
                                                                                                        the PMI company.
-----------------------------------------------------------------------------------------------------------------------------------
Actual bankruptcy start   DATE(MM/DD/YYYY)                                                              Actual date that the
date                                                                                                    bankruptcy petition is
                                                                                                        filed with the court.
-----------------------------------------------------------------------------------------------------------------------------------
Actual MI claim amount    NUMBER(15,2)                                                                  The amount of the claim
filed                                                                                                   that was filed by the
                                                                                                        servicer with the PMI
                                                                                                        company.
-----------------------------------------------------------------------------------------------------------------------------------
Actual discharge date     DATE(MM/DD/YYYY)                                                              Actual date that the
                                                                                                        Discharge Order is
                                                                                                        entered in the bankruptcy
                                                                                                        docket.
-----------------------------------------------------------------------------------------------------------------------------------
Actual due date           DATE(MM/DD/YYYY)                                                              Actual due date of the
                                                                                                        next outstanding payment
                                                                                                        amount due from the
                                                                                                        mortgagor.
-----------------------------------------------------------------------------------------------------------------------------------
Actual eviction complete  DATE(MM/DD/YYYY)                                                              Actual date that the
date                                                                                                    eviction proceedings are
                                                                                                        completed by local
                                                                                                        counsel.
-----------------------------------------------------------------------------------------------------------------------------------
Actual eviction start     DATE(MM/DD/YYYY)                                                              Actual date that the
date                                                                                                    eviction proceedings are
                                                                                                        commenced by local
                                                                                                        counsel.
-----------------------------------------------------------------------------------------------------------------------------------
Actual first legal date   DATE(MM/DD/YYYY)                                                              Actual date that
                                                                                                        foreclosure counsel filed
                                                                                                        the first legal action as
                                                                                                        defined by state statute.
-----------------------------------------------------------------------------------------------------------------------------------
Actual redemption end     DATE(MM/DD/YYYY)                                                              Actual date that the
date                                                                                                    foreclosure redemption
                                                                                                        period expires.
-----------------------------------------------------------------------------------------------------------------------------------
Bankruptcy chapter        VARCHAR2(2)            7= Chapter 7 filed         11 = Chapter 11 filed       Chapter of bankruptcy filed.
                                                 12= Chapter 12 filed       13 = Chapter 13 filed
-----------------------------------------------------------------------------------------------------------------------------------
Bankruptcy flag           VARCHAR2(2)             Y=Active Bankruptcy            N=No                   Servicer defined
                          Active Bankruptcy                                                             indicator that identifies
                                                                                                        that the property is an
                                                                                                        asset in an active
                                                                                                        bankruptcy case.
-----------------------------------------------------------------------------------------------------------------------------------
Bankruptcy Case Number    VARCHAR2(15)                                                                  The court assigned case
                                                                                                        number of the bankruptcy
                                                                                                        filed by a party with
                                                                                                        interest in the property.
-----------------------------------------------------------------------------------------------------------------------------------

                                     E-2-1


FIELD NAME                                                    DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
Data Field                Format                                                                        Data Description
-----------------------------------------------------------------------------------------------------------------------------------
MI claim amount paid      NUMBER(15,2)                                                                  The amount paid to the
                                                                                                        servicer by the PMI
                                                                                                        company as a result of
                                                                                                        submitting an MI claim.
-----------------------------------------------------------------------------------------------------------------------------------
MI claim funds received   DATE(MM/DD/YYYY)                                                              Actual date that funds
date                                                                                                    were received from the
                                                                                                        PMI company as a result
                                                                                                        of transmitting an MI
                                                                                                        claim.
-----------------------------------------------------------------------------------------------------------------------------------
Current loan amount       NUMBER(10,2)                                                                  Current unpaid principal
                                                                                                        balance of the loan as of
                                                                                                        the date of reporting to
                                                                                                        Aurora Master Servicing.
-----------------------------------------------------------------------------------------------------------------------------------
Date FC sale scheduled    DATE(MM/DD/YYYY)                                                              Date that the foreclosure
                                                                                                        sale is scheduled to be
                                                                                                        held.
-----------------------------------------------------------------------------------------------------------------------------------
Date relief/dismissal     DATE(MM/DD/YYYY)                                                              Actual date that the
granted                                                                                                 dismissal or relief from
                                                                                                        stay order is entered by
                                                                                                        the bankruptcy court.
-----------------------------------------------------------------------------------------------------------------------------------
Date REO offer accepted   DATE(MM/DD/YYYY)                                                              Actual date of acceptance
                                                                                                        of an REO offer.
-----------------------------------------------------------------------------------------------------------------------------------
Date REO offer received   DATE(MM/DD/YYYY)                                                              Actual date of receipt of
                                                                                                        an REO offer.
-----------------------------------------------------------------------------------------------------------------------------------
Delinquency value         NUMBER(10,2)                                                                  Value obtained typically
                                                                                                        from a BPO prior to
                                                                                                        foreclosure referral not
                                                                                                        related to loss
                                                                                                        mitigation activity.
-----------------------------------------------------------------------------------------------------------------------------------
Delinquency value source  VARCHAR2(15)             BPO= Broker's Price Opinion                          Name of vendor or
                                                   Appraisal=Appraisal                                  management company that
                                                                                                        provided the delinquency
                                                                                                        valuation amount.
-----------------------------------------------------------------------------------------------------------------------------------
Delinquency value date    DATE(MM/DD/YYYY)                                                              Date that the delinquency
                                                                                                        valuation amount was
                                                                                                        completed by vendor or
                                                                                                        property management
                                                                                                        company.
-----------------------------------------------------------------------------------------------------------------------------------
Delinquency flag          VARCHAR2(2)             Y= 90+ delinq. Not in FC, Bky or Loss                 Servicer defined
                          mit                                                                           indicator that identifies
                                                  N=Less than 90 days delinquent                        that the loan is
                                                                                                        delinquent but is not
                                                                                                        involved in loss
                                                                                                        mitigation, foreclosure,
                                                                                                        bankruptcy or REO.
-----------------------------------------------------------------------------------------------------------------------------------
Foreclosure flag          VARCHAR2(2)             Y=Active foreclosure                                  Servicer defined
                                                  N=No active foreclosure                               indicator that identifies
                                                                                                        that the loan is involved
                                                                                                        in foreclosure
                                                                                                        proceedings.
-----------------------------------------------------------------------------------------------------------------------------------

                                     E-2-2


FIELD NAME                                                    DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
Data Field                Format                                                                        Data Description
-----------------------------------------------------------------------------------------------------------------------------------
Corporate expense balance NUMBER(10,2)                                                                  Total of all cumulative
                                                                                                        expenses advanced by the
                                                                                                        servicer for non-escrow
                                                                                                        expenses such as but not
                                                                                                        limited to:  FC fees and
                                                                                                        costs, bankruptcy fees
                                                                                                        and costs, property
                                                                                                        preservation and property
                                                                                                        inspections.
-----------------------------------------------------------------------------------------------------------------------------------
Foreclosure attorney      DATE(MM/DD/YYYY)                                                              Actual date that the loan
referral date                                                                                           was referred to local
                                                                                                        counsel to begin
                                                                                                        foreclosure proceedings.
-----------------------------------------------------------------------------------------------------------------------------------
Foreclosure valuation     NUMBER(15,2)                                                                  Value obtained during the
amount                                                                                                  foreclosure process.
                                                                                                        Usually as a result of a
                                                                                                        BPO and typically used to
                                                                                                        calculate the bid.
-----------------------------------------------------------------------------------------------------------------------------------
Foreclosure valuation     DATE(MM/DD/YYYY)                                                              Date that foreclosure
date                                                                                                    valuation amount was
                                                                                                        completed by vendor or
                                                                                                        property management
                                                                                                        company.
-----------------------------------------------------------------------------------------------------------------------------------
Foreclosure valuation     VARCHAR2(80)            BPO= Broker's Price Opinion                           Name of vendor or
source                                            Appraisal=Appraisal                                   management company that
                                                                                                        provided the foreclosure
                                                                                                        valuation amount.
-----------------------------------------------------------------------------------------------------------------------------------
FHA 27011A transmitted    DATE(MM/DD/YYYY)                                                              Actual date that the FHA
date                                                                                                    27011A claim was
                                                                                                        submitted to HUD.
-----------------------------------------------------------------------------------------------------------------------------------
FHA 27011 B transmitted   DATE(MM/DD/YYYY)                                                              Actual date that the FHA
date                                                                                                    27011B claim was
                                                                                                        submitted to HUD.
-----------------------------------------------------------------------------------------------------------------------------------
VA LGC/ FHA Case number   VARCHAR2(15)                                                                  Number that is assigned
                                                                                                        individually to the loan
                                                                                                        by either HUD or VA at
                                                                                                        the time of origination.
                                                                                                        The number is located on
                                                                                                        the Loan Guarantee
                                                                                                        Certificate (LGC) or the
                                                                                                        Mortgage Insurance
                                                                                                        Certificate (MIC).
-----------------------------------------------------------------------------------------------------------------------------------
FHA Part A funds          DATE(MM/DD/YYYY)                                                              Actual date that funds
received date                                                                                           were received from HUD as
                                                                                                        a result of transmitting
                                                                                                        the 27011A claim.
-----------------------------------------------------------------------------------------------------------------------------------
Foreclosure actual sale   DATE(MM/DD/YYYY)                                                              Actual date that the
date                                                                                                    foreclosure sale was held.
-----------------------------------------------------------------------------------------------------------------------------------
Servicer loan number      VARCHAR2(15)                                                                  Individual number that
                                                                                                        uniquely identifies loan
                                                                                                        as defined by servicer.
-----------------------------------------------------------------------------------------------------------------------------------


                                     E-2-3


FIELD NAME                                                    DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
Data Field                Format                                                                        Data Description
-----------------------------------------------------------------------------------------------------------------------------------
Loan type                 VARCHAR2(2)       1=FHA Residential          2=VA Residential                 Type of loan being
                                            3=Conventional w/o PMI     4=Commercial                     serviced generally
                                            5=FHA Project              6=Conventional  w/PMI            defined by the existence
                                                                                                        of certain types of
                                            7=HUD 235/265              8=Daily Simple Interest Loan     insurance. (i.e.: FHA,
                                                                                                        VA, conventional insured,
                                            9=Farm Loan                U=Unknown                        conventional uninsured,
                                            S=Sub prime                                                 SBA, etc.)
-----------------------------------------------------------------------------------------------------------------------------------
Loss mit approval date    DATE(MM/DD/YYYY)                                                              The date determined that
                                                                                                        the servicer and
                                                                                                        mortgagor agree to pursue
                                                                                                        a defined loss mitigation
                                                                                                        alternative.
-----------------------------------------------------------------------------------------------------------------------------------
Loss mit flag             VARCHAR2(2)        Y= Active loss mitigation  N=No active loss mitigation     Servicer defined
                                                                                                        indicator that identifies
                                                                                                        that the loan is involved
                                                                                                        in completing a loss
                                                                                                        mitigation alternative.
-----------------------------------------------------------------------------------------------------------------------------------
Loss mit removal date     DATE(MM/DD/YYYY)                                                              The date that the
                                                                                                        mortgagor is denied loss
                                                                                                        mitigation alternatives
                                                                                                        or the date that the loss
                                                                                                        mitigation alternative is
                                                                                                        completed resulting in a
                                                                                                        current or liquidated
                                                                                                        loan.
-----------------------------------------------------------------------------------------------------------------------------------
Loss mit type             VARCHAR2(2)      L  = Loss Mitigation                                         The defined loss
                                           LT = Litigation pending                                      mitigation alternative
                                           NP = Pending non-performing sale     CH = Charge off         identified on the loss
                                           DI = Deed in lieu                    FB =  Forbearance plan  mit approval date.
                                           MO = Modification                    PC =  Partial claim
                                           SH = Short sale                      VA =  VA refunding
-----------------------------------------------------------------------------------------------------------------------------------
Loss mit value            NUMBER(10,2)                                                                  Value obtained typically
                                                                                                        from a BPO prior to
                                                                                                        foreclosure sale intended
                                                                                                        to aid in the completion
                                                                                                        of loss mitigation
                                                                                                        activity.
-----------------------------------------------------------------------------------------------------------------------------------
Loss mit value date       DATE(MM/DD/YYYY)                                                              Name of vendor or
                                                                                                        management company that
                                                                                                        provided the loss
                                                                                                        mitigation valuation
                                                                                                        amount.
-----------------------------------------------------------------------------------------------------------------------------------
Loss mit value source     VARCHAR2(15)               BPO= Broker's Price Opinion                        Date that the lost
                                                     Appraisal=Appraisal                                mitigation valuation
                                                                                                        amount was completed by
                                                                                                        vendor or property
                                                                                                        management company.
-----------------------------------------------------------------------------------------------------------------------------------
MI certificate number     VARCHAR2(15)                                                                  A number that is assigned
                                                                                                        individually to the loan
                                                                                                        by the PMI company at the
                                                                                                        time of origination.
                                                                                                        Similar to the VA LGC/FHA
                                                                                                        Case Number in purpose.
-----------------------------------------------------------------------------------------------------------------------------------

                                     E-2-4


FIELD NAME                                                    DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
Data Field                Format                                                                        Data Description
-----------------------------------------------------------------------------------------------------------------------------------
LPMI Cost                 NUMBER(7,7)                                                                   The current premium paid
                                                                                                        to the PMI company for
                                                                                                        Lender Paid Mortgage
                                                                                                        Insurance.
-----------------------------------------------------------------------------------------------------------------------------------
Occupancy status          VARCHAR2(1)       O=Owner occupied         T=Tenant occupied                  The most recent status of
                                            U=Unknown                V=Vacant                           the property regarding
                                                                                                        who if anyone is
                                                                                                        occupying the property.
                                                                                                        Typically a result of a
                                                                                                        routine property
                                                                                                        inspection.
-----------------------------------------------------------------------------------------------------------------------------------
First Vacancy date/       DATE(MM/DD/YYYY)                                                              The date that the most
Occupancy status date                                                                                   recent occupancy status
                                                                                                        was determined.
                                                                                                        Typically the date of the
                                                                                                        most recent property
                                                                                                        inspection.
-----------------------------------------------------------------------------------------------------------------------------------
Original loan amount      NUMBER(10,2)                                                                  Amount of the contractual
                                                                                                        obligations (i.e.: note
                                                                                                        and mortgage/deed of
                                                                                                        trust).
-----------------------------------------------------------------------------------------------------------------------------------
Original value amount     NUMBER(10,2)                                                                  Appraised value of
                                                                                                        property as of
                                                                                                        origination typically
                                                                                                        determined through the
                                                                                                        appraisal process.
-----------------------------------------------------------------------------------------------------------------------------------
Origination date          DATE(MM/DD/YYYY)                                                              Date that the contractual
                                                                                                        obligations (i.e.: note
                                                                                                        and mortgage/deed of
                                                                                                        trust) of the mortgagor
                                                                                                        was executed.
-----------------------------------------------------------------------------------------------------------------------------------
FHA Part B funds          DATE(MM/DD/YYYY)                                                              Actual date that funds
received date                                                                                           were received fro HUD as
                                                                                                        a result of transmitting
                                                                                                        the 27011B claim.
-----------------------------------------------------------------------------------------------------------------------------------
Post petition due date    DATE(MM/DD/YYYY)                                                              The post petition due
                                                                                                        date of a loan involved
                                                                                                        in a chapter 13
                                                                                                        bankruptcy.
-----------------------------------------------------------------------------------------------------------------------------------
Property condition        VARCHAR2(2)          1= Excellent           2=Good                            Physical condition of the
                                               3=Average              4=Fair                            property as most recently
                                               5=Poor                 6=Very poor                       reported to the servicer
                                                                                                        by vendor or property
                                                                                                        management company.
-----------------------------------------------------------------------------------------------------------------------------------
Property type             VARCHAR2(2)           1=Single family             2=Town house                Type of property secured
                          3=Condo               4=Multifamily               5=Other                     by mortgage such as:
                          6=Prefabricated       B=Commercial                C=Land only                 single family, 2-4 unit,
                          6=Prefabricated       B=Commercial                C=Land                      etc.
                          7=Mobile home         U=Unknown                   D=Farm
                          A=Church              P=PUD                       R=Row house
                          O=Co-op               M=Manufactured housing      24= 2-4 family
                          CT=Condotel           MU=Mixed use
-----------------------------------------------------------------------------------------------------------------------------------

                                     E-2-5


FIELD NAME                                                    DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
Data Field                Format                                                                        Data Description
-----------------------------------------------------------------------------------------------------------------------------------
Reason for default        VARCHAR2(3)   001=Death of principal mtgr                                     Cause of delinquency as
                          02=Illness of principal mtgr                                                  identified by mortgagor.
                          003=Illness of mtgr's family member
                          004=Death of mtgr's family member
                          005=Marital difficulties
                          006=Curtailment of income
                          007=Excessive obligation
                          008=Abandonment of property
                          009=Distant employee transfer
                          011=Property problem
                          012=Inability to sell property
                          013=Inability to rent property
                          014=Military service
                          015=Other
                          016=Unemployment
                          017=Business failure
                          019=Casualty loss
                          022=Energy-Environment costs
                          023= Servicing problems
                          026= Payment adjustment
                          027=Payment dispute
                          029=Transfer ownership pending
                          030=Fraud
                          031=Unable to contact borrower
                          INC=Incarceration
-----------------------------------------------------------------------------------------------------------------------------------
REO repaired value        NUMBER(10,2)                                                                  The projected value of
                                                                                                        the property that is
                                                                                                        adjusted from the "as is"
                                                                                                        value assuming necessary
                                                                                                        repairs have been made to
                                                                                                        the property as
                                                                                                        determined by the
                                                                                                        vendor/property
                                                                                                        management company.
-----------------------------------------------------------------------------------------------------------------------------------
REO list price            NUMBER(15,2)                                                                  The most recent
adjustment amount                                                                                       listing/pricing amount as
                                                                                                        updated by the servicer
                                                                                                        for REO properties.
-----------------------------------------------------------------------------------------------------------------------------------
REO list price            DATE(MM/DD/YYYY)                                                              The most recent date that
adjustment date                                                                                         the servicer advised the
                                                                                                        agent to make an
                                                                                                        adjustment to the REO
                                                                                                        listing price.
-----------------------------------------------------------------------------------------------------------------------------------
REO value (as is)         NUMBER(10,2)                                                                  The value of the property
                                                                                                        without making any
                                                                                                        repairs as determined by
                                                                                                        the vendor/property
                                                                                                        management company.
-----------------------------------------------------------------------------------------------------------------------------------
REO actual closing date   DATE(MM/DD/YYYY)                                                              The actual date that the
                                                                                                        sale of the REO property
                                                                                                        closed escrow.
-----------------------------------------------------------------------------------------------------------------------------------

                                     E-2-6


FIELD NAME                                                    DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
Data Field                Format                                                                        Data Description
-----------------------------------------------------------------------------------------------------------------------------------
REO flag                  VARCHAR2(7)               Y=Active REO                                        Servicer defined
                          N=No active REO                                                               indicator that identifies
                                                                                                        that the property is now
                                                                                                        Real Estate Owned.
-----------------------------------------------------------------------------------------------------------------------------------
REO original list date    DATE(MM/DD/YYYY)                                                              The initial/first date
                                                                                                        that the property was
                                                                                                        listed with an agent as
                                                                                                        an REO.
-----------------------------------------------------------------------------------------------------------------------------------
REO original list price   NUMBER(15,2)                                                                  The initial/first price
                                                                                                        that was used to list the
                                                                                                        property with an agent as
                                                                                                        an REO.
-----------------------------------------------------------------------------------------------------------------------------------
REO net sales proceeds    NUMBER(10,2)                                                                  The actual REO sales
                                                                                                        price less closing costs
                                                                                                        paid.  The net sales
                                                                                                        proceeds are identified
                                                                                                        within the HUD1
                                                                                                        settlement statement.
-----------------------------------------------------------------------------------------------------------------------------------
REO sales price           NUMBER(10,2)                                                                  Actual sales price agreed
                                                                                                        upon by both the
                                                                                                        purchaser and servicer as
                                                                                                        documented on the HUD1
                                                                                                        settlement statement.
-----------------------------------------------------------------------------------------------------------------------------------
REO scheduled close date  DATE(MM/DD/YYYY)                                                              The date that the sale of
                                                                                                        the REO property is
                                                                                                        scheduled to close escrow.
-----------------------------------------------------------------------------------------------------------------------------------
REO value date            DATE(MM/DD/YYYY)                                                              Date that the vendor or
                                                                                                        management company
                                                                                                        completed the valuation
                                                                                                        of the property resulting
                                                                                                        in the REO value (as is).
-----------------------------------------------------------------------------------------------------------------------------------
REO value source          VARCHAR2(15)               BPO= Broker's Price Opinion                        Name of vendor or
                                                                                                        management company that
                                                                                                        provided the REO value
                                                                                                        (as is).
-----------------------------------------------------------------------------------------------------------------------------------
Repay first due date      DATE(MM/DD/YYYY)                                                              The due date of the first
                                                                                                        scheduled payment due
                                                                                                        under a forbearance or
                                                                                                        repayment plan agreed to
                                                                                                        by both the mortgagor and
                                                                                                        servicer.
-----------------------------------------------------------------------------------------------------------------------------------
Repay next due date       DATE(MM/DD/YYYY)                                                              The due date of the next
                                                                                                        outstanding payment due
                                                                                                        under a forbearance or
                                                                                                        repayment plan agreed to
                                                                                                        by both the mortgagor and
                                                                                                        servicer.
-----------------------------------------------------------------------------------------------------------------------------------
Repay plan                DATE(MM/DD/YYYY)                                                              The servicer defined date
broken/reinstated/closed                                                                                upon which the servicer
date                                                                                                    considers that the plan
                                                                                                        is no longer in effect as
                                                                                                        a result of plan
                                                                                                        completion or mortgagor's
                                                                                                        failure to remit payments
                                                                                                        as scheduled.
-----------------------------------------------------------------------------------------------------------------------------------

                                     E-2-7


FIELD NAME                                                    DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
Data Field                Format                                                                        Data Description
-----------------------------------------------------------------------------------------------------------------------------------
Repay plan created date   DATE(MM/DD/YYYY)                                                              The date that both the
                                                                                                        mortgagor and servicer
                                                                                                        agree to the terms of a
                                                                                                        forbearance or repayment
                                                                                                        plan.
-----------------------------------------------------------------------------------------------------------------------------------
SBO loan number           NUMBER(9)                                                                     Individual number that
                                                                                                        uniquely identifies loan
                                                                                                        as defined by Aurora
                                                                                                        Master Servicing.
-----------------------------------------------------------------------------------------------------------------------------------
Escrow balance/advance    NUMBER(10,2)                                                                  The positive or negative
balance                                                                                                 account balance that is
                                                                                                        dedicated to payment of
                                                                                                        hazard insurance,
                                                                                                        property taxes, MI, etc.
                                                                                                        (escrow items only)
-----------------------------------------------------------------------------------------------------------------------------------
Title approval letter     DATE(MM/DD/YYYY)                                                              The actual date that the
received date                                                                                           title approval was
                                                                                                        received as set forth in
                                                                                                        the HUD title approval
                                                                                                        letter.
-----------------------------------------------------------------------------------------------------------------------------------
Title package HUD/VA date DATE(MM/DD/YYYY)                                                              The actual date that the
                                                                                                        title package was
                                                                                                        submitted to either HUD
                                                                                                        or VA.
-----------------------------------------------------------------------------------------------------------------------------------
VA claim funds received   DATE(MM/DD/YYYY)                                                              The actual date that
date                                                                                                    funds were received by
                                                                                                        the servicer from the VA
                                                                                                        for the expense claim
                                                                                                        submitted by the servicer.
-----------------------------------------------------------------------------------------------------------------------------------
VA claim submitted date   DATE(MM/DD/YYYY)                                                              The actual date that the
                                                                                                        expense claim was
                                                                                                        submitted by the servicer
                                                                                                        to the VA.
-----------------------------------------------------------------------------------------------------------------------------------
VA first funds received   NUMBER(15,2)                                                                  The amount of funds
amount                                                                                                  received by the servicer
                                                                                                        from VA as a result of
                                                                                                        the specified bid.
-----------------------------------------------------------------------------------------------------------------------------------
VA first funds received   DATE(MM/DD/YYYY)                                                              The date that the funds
date                                                                                                    from the specified bid
                                                                                                        were received by the
                                                                                                        servicer from the VA.
-----------------------------------------------------------------------------------------------------------------------------------
VA NOE submitted date     DATE(MM/DD/YYYY)                                                              Actual date that the
                                                                                                        Notice of Election to
                                                                                                        Convey was submitted to
                                                                                                        the VA.
-----------------------------------------------------------------------------------------------------------------------------------
Zip Code                  VARCHAR2(5)                                                                   US postal zip code that
                                                                                                        corresponds to property
                                                                                                        location.
-----------------------------------------------------------------------------------------------------------------------------------

                                     E-2-8


FIELD NAME                                                    DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
Data Field                Format                                                                        Data Description
-----------------------------------------------------------------------------------------------------------------------------------
FNMA Delinquency status   VARCHAR2(3)                09=Forbearance                                     The code that is
code                      17=Preforeclosure sale                                                        electronically reported
                          24=Drug seizure            26=Refinance                                       to FNMA by the servicer
                          27=Assumption                                                                 that reflects the current
                          28=Modification            29=Charge-off                                      defaulted status of a
                          30=Third-party sale                                                           loan. (i.e.: 65, 67, 43
                          31=Probate                 32=Military indulgence                             or 44)
                          43=Foreclosure
                          44=Deed-in-lieu            49=Assignment
                          61=Second lien considerations
                          62=VA no-bid               63=VA Refund
                          64=VA Buydown
                          65=Ch. 7 bankruptcy        66=Ch. 11 bankruptcy
                          67=Ch. 13 bankruptcy
-----------------------------------------------------------------------------------------------------------------------------------
FNMA delinquency reason   VARCHAR2(3)     001=Death of principal mtgr                                   The code that is
code                      002=Illness of principal mtgr                                                 electronically reported
                          003=Illness of mtgr's family member      004=Death of mtgr's family member    to FNMA by the servicer
                          005=Marital difficulties                 006=Curtailment of income            that describes the
                          007=Excessive obligations                008=Abandonment of property          circumstance that appears
                          009=Distant employee transfer            011=Property problem                 to be the primary
                          012=Inability to sell property           013=Inability to rent property       contributing factor to
                          014=Military service                     015=Other                            the delinquency.
                          016=Unemployment                         017=Business failure
                          019=Casualty loss                        022=Energy-Environment costs
                          023= Servicing problems                  026= Payment adjustment
                          027=Payment dispute                      029=Transfer ownership pending
                          030=Fraud                                031=Unable to contact borrower
                          INC=Incarceration
-----------------------------------------------------------------------------------------------------------------------------------
Suspense balance          NUMBER(10,2)                                                                  Money submitted to the
                                                                                                        servicer, credited to the
                                                                                                        mortgagor's account but
                                                                                                        not allocated to
                                                                                                        principal, interest,
                                                                                                        escrow, etc.
-----------------------------------------------------------------------------------------------------------------------------------
Restricted escrow balance NUMBER(10,2)                                                                  Money held in escrow by
                                                                                                        the mortgage company
                                                                                                        through completion of
                                                                                                        repairs to property.
-----------------------------------------------------------------------------------------------------------------------------------
Investor number           NUMBER (10,2)                                                                 Unique number assigned to
                                                                                                        a group of loans in the
                                                                                                        servicing system.
-----------------------------------------------------------------------------------------------------------------------------------

                                     E-2-9

                                    EXHIBIT F

                                SEC CERTIFICATION
                                                                          [Date]


Structured Asset Securities Corporation
745 Seventh Avenue, 7th Floor
New York, New York  10019

Aurora Loan Services LLC
327 Inverness Drive South
Englewood, Colorado  80112
Mail Stop Code 3195

Re: Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2005-22
         --------------------------------------------------------------------
                  Reference is made to the Reconstituted Servicing Agreement dated as of November 1, 2005 (the "Agreement"), by and between Lehman Brothers Holdings Inc. (the "LBH") and American Home Mortgage, Corp. (the "Servicer") and acknowledged by Aurora Loan Services, Inc. (the "Master Servicer") and U.S. Bank National Association, as Trustee (the "Trustee"). I, [identify the certifying individual], a [title] of the Servicer, hereby certify to the Master Servicer and Structured Asset Securities Corporation (the "Depositor"), and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1. I have reviewed the information required to be delivered to the Master Servicer pursuant to the Agreement (the "Servicing Information").

2. Based on my knowledge, the Servicing Information does not contain any material untrue information or omit to state information necessary to make the Servicing Information, in light of the circumstances under which such information was provided, not misleading as of the date of this certification;

3. Based on my knowledge, the Servicing Information has been provided to the Master Servicer when and as required under the Agreement; and

4. I am responsible for reviewing the activities performed by the Servicer under the Agreement, and based upon my knowledge and the review required under the Agreement, and except as disclosed in writing to you on or prior to the date of this certification either in the accountants' report required under the Agreement or in disclosure a copy of which is attached hereto, the Servicer has, for the period covered by the Form 10-K Annual Report, fulfilled its obligations under this Agreement.

                                      F-1

                              AMERICAN HOME MORTGAGE, CORP.

                              Name:    ____________________________

                              Title:   ____________________________

                              Date:    ____________________________